BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

Retail Class Shares (BBLRX)

SUPPLEMENT DATED OCTOBER 4, 2021 TO THE

PROSPECTUS

DATED MARCH 1, 2021

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective October 4, 2021, the Prospectus is amended as follows:

1. The section captioned "Investment Adviser" beginning on page 9 is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER

BBH&Co., through a separately identifiable department, serves as the Fund’s investment adviser.

Portfolio Manager
Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Michael R. Keller	Partner	2008
Nicholas Haffenreffer	Managing Director	2021

Each portfolio manager has full investment decision making authority over the Fund’s assets.

2 The section captioned “Portfolio Manager” on page 19 is deleted in its entirety and replaced with the following:

Portfolio Managers

Mr. Michael Keller and Mr. Nicholas Haffenreffer, serve as portfolio managers, respectively, of the Fund. Each portfolio manager has full investment decision making authority over the Fund’s assets. BBH&Co. expects that over time, Mr. Haffenreffer will become the sole portfolio manager of the Fund.

Mr. Michael R. Keller is a Partner of BBH&Co. with 22 years of investment experience. Mr. Keller holds a BSE from Princeton University and is a CFA charterholder. He joined BBH&Co. in 2005. From 2011 to 2014 Mr. Keller served as a Managing Director. Mr. Keller has served as a Partner since 2015.

Mr. Nicholas Haffenreffer is a Managing Director of BBH&Co., with 30 years of investment experience. Mr. Haffenreffer holds a BA from Brown University. He joined BBH&Co. in 2021. Prior to joining BBH&Co., Mr. Haffenreffer was a Principal, Chief Investment Officer and Portfolio Manager for the TorrayResolute Concentrated Large Growth Strategy and the TorrayResolute Small/Mid Cap Growth Strategy. He founded Resolute Capital Management in 1998 and merged the company with Torray LLC in 2010.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, management of other accounts and ownership of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.